Exhibit 99.4

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The following supplemental pro forma information of BioHiTech is presented for informational purposes only, as an aid to understanding the entities’ combined financial results. This unaudited pro forma condensed combined financial information should not be considered a substitute for the historical financial information prepared in accordance with generally accepted accounting principles (“GAAP”), as presented in Exhibit 99.2 and 99.3 of this Current Report on Form 8-K. The unaudited pro forma consolidated financial information disclosed in this report is for illustrative purposes only and is not necessarily indicative of results of operations that would have been achieved had the pro forma events taken place on the dates indicated, or of the Company’s future consolidated results of operations.

On August 6, 2015, BioHitech entered into an Agreement of Merger and Plan of Reorganization with Swift Start Corp. (‘Swift Start”) and BioHitech Global, Inc. (“BioHitech Global”), pursuant to which BioHitech Global merged with and into BioHitech in a reverse business combination (the “Merger”), with BioHitech surviving as a wholly-owned subsidiary of Swift Start. As consideration for the Merger, Swift Start issued the shareholders of BioHitech an aggregate of 6,975,000 shares of its common stock, par value $0.0001 per share, in accordance with their pro rata ownership of BioHitech’s membership interests. In connection with the Merger, Swift Start retired and canceled an aggregate of 8,515,000 shares of its common stock. Following the consummation of the Merger, the issuance of the 6,975,000 shares of common stock to BioHitech and the retirement of the 8,515,000 shares of common stock, Swift Start had 7,500,000 shares of common stock issued and outstanding, with BioHitech beneficially owning approximately 93% of such issued and outstanding shares of common stock.

The Merger will be accounted for as a reverse business combination. Under this method of accounting, BioHitech will be treated as the acquiring company for financial reporting purposes. Accordingly, for accounting purposes, the Merger will be treated as the equivalent of Swift Start issuing stock for the net assets of BioHitech, accompanied by a recapitalization. The net liabilities of Swift Start will be stated at fair value, while the assets and liabilities of BioHitech are recognized at their historical basis.

The unaudited pro forma condensed combined financial statements are derived from and should be read in conjunction with historical consolidated financial statements and related notes of BioHitech, which are included in its financial statements for the year ended December 31, 2014, and the period ended June 30, 2015, which are filed as Exhibit 99.2 and 99.3 of the Current Report on Form 8- K to which this is an exhibit. The unaudited pro forma condensed combined balance sheet as of June 30, 2015, and the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2014 and the six months ended June 30, 2015, are presented herein.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

June 30, 2015

					Pro Forma
			Pro Forma		Condensed
	Swift Start	BioHitech	Adjustments		Combined
	(A)	(B)
Assets
Current Assets:
Cash	$51	$39,257	$100,000	(4)	$139,308
Accounts receivable, net	-	159,419	-		159,419
Other receivables	-	100,000	(100,000	)(5)	-
Inventory	-	329,812	-		329,812
Note receivable	-	214,938	-		214,938
Prepaid expenses and other current assets	-	23,554	-		23,554
Total Current Assets	51	866,980	-		867,031
Property and equipment, net	-	873,486	-		873,486
Intangible assets, net	-	419,636	-		419,636
Goodwill	-	30,550	13,999	(1)	44,549
Other assets	-	18,666	-		18,666

Total Assets	$51	$2,209,318	$13,999		$2,223,368

Liabilities and Stockholders' Deficiency
Current Liabilities:
Line of credit	$-	$2,469,746	$-		$2,469,746
Accounts payable	3,550	476,616	100,000	(3)	676,084
			(100,000	)(5)
			195,918	(3)
Accrued interest payable	-	275,791	-		275,791
Accrued expenses	-	17,052	-		17,052
Deferred revenue	-	95,206	-		95,206
Advance from related party	-	405,000	-		405,000
Customer deposits	-	32,346	-		32,346
Long-term debt, current portion	-	8,052	-		8,052
Total Current Liabilities	3,550	3,779,809	195,918		3,979,277

Promissory note - related party	-	1,000,000	-		1,000,000
Convertible promissory notes - related parties	-	1,400,000	-		1,400,000
Senior Convertible Promissory Notes - Related Parties	-	700,000	-		700,000
Long-term debt, net of current portion	-	23,809	-		23,809
Total Liabilities	3,550	6,903,618	195,918		7,103,086

Commitments and Contingencies

Stockholders' Deficiency
Class A Common Interests	-	3,998,473	(3,998,473	)(1)	-
Class B Common Interests	-	2,318,449	(2,318,449	)(1)	-
Common stock, $0.0001 par, shares authorized and outstanding 20,000,000 and 7,500,000, respectively	904	-	698	(1)	750
			(852	)(2)
Additional paid in capital	117,460	-	6,330,224	(1)	6,548,535
			852	(2)
			100,000	(4)
Accumulated deficit	(121,863)	(11,011,222)	(195,918	)(6)	(11,429,003)
			(100,000	)(3)
Total Liabilities and Stockholders’ Equity	$51	$2,209,318	$13,999		$2,223,368

Pro Forma Adjustments to the Unaudited Condensed Combined Balance Sheet

(A)	Derived from the unaudited balance sheet of Swift Start as of June 30, 2015
(B)	Derived from the unaudited balance sheet of BioHitech as of June 30, 2015

(1)	To reflect the reverse business combination of Swift Start through the issuance of 6,975,000 shares of common stock to BioHitech.

The pro forma adjustments of $(3,998,473) and $(2,318,449) reflect the conversion of the Class A and B common interests in BioHitech, respectively, into the 6,975,000 common shares, allocated $698 to par value and $6,330,224 to additional paid in capital. The conversion of the common interests have been accounted for in a manner similar to a stock split by BioHitech.

The allocation of the consideration transferred is as follows:

Fair value of common stock issued	$10,500

Allocated to:
Cash	$51
Accounts payable	(3,550)
Net liabilities assumed	(3,499)
Goodwill	13,999
$10,500

The estimated fair value of the consideration transferred was determined based on the value of Swift Stat’s common stock pursuant to a private placement offering conducted in September 2013 at a per share price of $0.0166 per share. The fair value represents the total common shares retained by the non-BioHitech shareholders upon completion of the transaction. The final valuation of the consideration transferred will be determined based upon a valuation analysis performed by BioHitech.

(2)	To reflect the cancellation of 8,515,000 shares of Swift Start’s common stock.

(3)	To record payable from Swift Start to BioHitech for Merger related costs incurred.

(4)	To record contribution of capital by a Swift Start shareholder in order to repay payable to BioHitech.

(5)	To record payment of BioHitech payable to Swift Start.

(6)	To record direct, incremental costs of the Merger which are not reflected in the historical balance sheet of Swift Start or BioHitech as of June 30, 2015.

UNAUDITED PROFORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2015

					Pro Forma
			Pro Forma		Condensed
	Swift Start	BioHitech	Adjustments		Combined
	(A)	(B)

Revenue	$-	$595,792	$-		$595,792

Cost of revenue	-	560,302	-		560,302

Gross profit	-	35,490	-		35,490

Operating expenses:
Selling, general and administrative	27,971	1,647,593	(46,412	)(7)	1,629,152
Depreciation and amortization	-	80,047	-		80,047
Total operating expenses	27,971	1,727,640	(46,412)		1,709,199

Loss from operations	(27,971)	(1,692,150)	46,412		(1,673,709)

Other income	-	655	-		655

Net loss	$(27,971)	$(1,691,495)	$46,412		$(1,673,054)

Weighted average shares outstanding, basic and diluted	9,040,000		(1,540,000	)(8)	7,500,000

Net loss per share, basic and diluted	$(0.00)				$(0.22)

UNAUDITED PROFORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

					Pro Forma
			Pro Forma		Condensed
	Swift Start	BioHitech	Adjustments		Combined
	(C)	(D)

Revenue	$2,845	$1,479,237	$-		$1,482,082

Cost of revenue	-	1,327,899	-		1,327,899

Gross profit	2,845	151,338	-		154,183

Operating expenses:
Selling, general and administrative	65,572	3,367,004	(5,807	)(7)	3,426,769
Depreciation and amortization	-	159,290	-		159,290
Total operating expenses	65,572	3,526,294	(5,807)		3,586,059

Loss from operations	(62,727)	(3,374,956)	5,807		(3,431,876)

Other expense	-	(323,766)	-		(323,766)

Net loss	$(62,727)	$(3,698,722)	$5,807		$(3,755,642)

Weighted average shares outstanding, basic and diluted	9,040,000		(1,540,000	)(8)	7,500,000

Net loss per share, basic and diluted	$(0.01)				$(0.50)

Pro Forma Adjustments to the Unaudited 5 Condensed Combined Statements of Operation

(A)	Derived from the unaudited statement of operations of Swift Start for the six months ended June 30, 2015.
(B)	Derived from the unaudited statement of operations of BioHitech for the six months ended June 30, 2015.
(C)	Derived from the audited statement of operations of Swift Start for the year ended December 31, 2014.
(D)	Derived from the unaudited statement of operations of BioHitech for the year ended December 31, 2014.

(7)	To remove direct, incremental costs of the Merger which are reflected in the historical statements of operations of BioHitech for the six months ended June 30, 2015 and the year ended December 31, 2014.

(8)	As the Merger is being reflected as if it had occurred at the beginning of the period presented, the calculation of the weighted average shares outstanding for basic and diluted net loss per share assumes that the shares issued and canceled relating to the Merger have been outstanding for the entire period presented. Weighted average shares outstanding - basic and diluted is calculated as follows:

Swift Start shares outstanding	9,040,000
Swift Start Shares cancelled	(8,515,000)
Swift Start Shares issued to BioHitech	6,975,000
Weighted average shares outstanding	7,500,000